Exhibit 99.1

For more information, contact:

Richard L. Davis

Chief Financial Officer

(502) 329-2000

SYPRIS APPOINTS REBECCA R. ECKERT AS VICE PRESIDENT,

CHIEF ACCOUNTING OFFICER AND CONTROLLER

RICHARD L. DAVIS NAMED SENIOR VICE PRESIDENT, TREASURER

AND ASSISTANT SECRETARY

LOUISVILLE, KY (August 20, 2024) – Sypris Solutions, Inc. (Nasdaq/GM: SYPR) (the “Company”) announced today the appointment of Rebecca R. Eckert, the Company’s current Controller, to the position of Vice President, Chief Accounting Officer and Controller, effective as of November 1, 2024. Mrs. Eckert will serve as the Company’s principal financial officer and principal accounting officer. Mrs. Eckert will remain located at the Company’s headquarters in Louisville, Kentucky and will report to Jeffrey T. Gill, Chairman, President and Chief Executive Officer of Sypris Solutions, Inc.

Mrs. Eckert has served as the Company’s Controller and principal accounting officer since May 2009 and as the Company’s Manager of Financial Reporting from May 2005 to May 2009. Prior to 2005, Mrs. Eckert served as an auditor with Ernst & Young LLP. Mrs. Eckert holds a Bachelor of Science in Accounting from the University of Kentucky and a Master of Science in Accounting from the University of Notre Dame. She is also a certified public accountant in the state of Kentucky.

In addition, the Company has named Richard L. Davis, the Company’s current Vice President, Chief Financial Officer and Assistant Secretary, to the position of Senior Vice President, Treasurer and Assistant Secretary, also effective as of November 1, 2024. Mr. Davis will remain located in Louisville, Kentucky at the Company’s headquarters and will continue to report to Jeffrey T. Gill, Chairman, President and Chief Executive Officer of Sypris Solutions, Inc.

Mr. Davis will succeed Anthony C. Allen, the Company’s current Vice President and Treasurer, who will serve as Vice President and Assistant Treasurer of the Company, effective as of November 1, 2024.

Commenting on the announcements, Jeffrey T. Gill, Chairman, President & Chief Executive Officer of Sypris Solutions, Inc. said, “We are delighted to announce the advancement of Becca to the position of Vice President, Chief Accounting Officer and Controller. During her tenure with the Company, Becca has provided guidance through both her thorough knowledge of accounting principles, as well as a comprehensive knowledge of financial matters.”

“Additionally, we are pleased to announce the transition of Rich to the role of Senior Vice President, Treasurer and Assistant Secretary. He has a long, accomplished history with the Company and has continued to provide leadership through both his in-depth knowledge of financial management, along with his broad understanding of our operations.”

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Sypris Appoints Rebecca R. Eckert as Vice President, Chief Accounting Officer and Controller

August 20, 2024

Sypris Solutions, Inc. is a diversified manufacturing and engineering services company serving the defense, transportation, communications, and energy industries. For more information about Sypris Solutions, Inc., visit its Web site at www.sypris.com.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of the federal securities laws. Forward-looking statements include our plans and expectations of future financial and operational performance. Each forward-looking statement herein is subject to risks and uncertainties, as detailed in our most recent Form 10-K and Form 10-Q and other SEC filings. Briefly, we currently believe that such risks also include the following: the fees, costs and supply of, or access to, debt, equity capital, or other sources of liquidity; our failure to achieve and maintain profitability on a timely basis by steadily increasing our revenues from profitable contracts with a diversified group of customers, which would cause us to continue to use existing cash resources or require us to sell assets to fund operating losses; dependence on, retention or recruitment of key employees and highly skilled personnel and distribution of our human capital; the cost and availability of full-time accounting personnel with technical accounting knowledge to execute, review and approve all aspects of the financial statement close and reporting process; volatility of our customers’ forecasts and our contractual obligations to meet current scheduling demands and production levels, which may negatively impact our operational capacity and our effectiveness to integrate new customers or suppliers, and in turn cause increases in our inventory and working capital levels; risks of foreign operations, including foreign currency exchange rate risk exposure, which could impact our operating results; cost, quality and availability or lead times of raw materials such as steel, component parts (especially electronic components), natural gas or utilities including increased cost relating to inflation; the cost, quality, timeliness, efficiency and yield of our operations and capital investments, including the impact of inflation, tariffs, product recalls or related liabilities, employee training, working capital, production schedules, cycle times, scrap rates, injuries, wages, overtime costs, freight or expediting costs; the termination or non-renewal of existing contracts by customers; our failure to successfully complete final contract negotiations with regard to our announced contract “orders”, “wins” or “awards”; significant delays or reductions due to a prolonged continuing resolution or U.S. government shutdown reducing the spending on products and services that Sypris Electronics provides; adverse impacts of new technologies or other competitive pressures which increase our costs or erode our margins; the costs and supply of insurance on acceptable terms and with adequate coverage; breakdowns, relocations or major repairs of machinery and equipment, especially in our Toluca Plant; the costs of compliance with our auditing, regulatory or contractual obligations; pension valuation, health care or other benefit costs; our reliance on revenues from customers in the oil and gas and automotive markets, with increasing consumer pressure for reductions in environmental impacts attributed to greenhouse gas emissions and increased vehicle fuel economy; our failure to successfully win new business or develop new or improved products or new markets for our products; war, geopolitical conflict, terrorism, or political uncertainty, or disruptions resulting from the Russia-Ukraine war or the Israel and Gaza conflict, including arising out of international sanctions, foreign currency fluctuations and other economic impacts; our reliance on a few key customers, third party vendors and sub-suppliers; inventory valuation risks including excessive or obsolescent valuations or price erosions of raw materials or component parts on hand or other potential impairments, non-recoverability or write-offs of assets or deferred costs; disputes or litigation involving governmental, supplier, customer, employee, creditor, stockholder, product liability, warranty or environmental claims; failure to adequately insure or to identify product liability, environmental or other insurable risks; unanticipated or uninsured product liability claims, disasters, public health crises, losses or business risks; labor relations; strikes; union negotiations; costs associated with environmental claims relating to properties previously owned; our inability to patent or otherwise protect our inventions or other intellectual property rights from potential competitors or fully exploit such rights which could materially affect our ability to compete in our chosen markets; changes in licenses, security clearances, or other legal rights to operate, manage our work force or import and export as needed; cyber security threats and disruptions, including ransomware attacks on our systems and the systems of third-party vendors and other parties with which we conduct business, all of which may become more pronounced in the event of geopolitical conflicts and other uncertainties, such as the conflict in Ukraine; our ability to maintain compliance with the Nasdaq listing standards minimum closing bid price; risks related to owning our common stock, including increased volatility; possible public policy response to a public health emergency, including U.S. or foreign government legislation or restrictions that may impact our operations or supply chain; or unknown risks and uncertainties. We undertake no obligation to update our forward-looking statements, except as may be required by law.

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